Principal Variable Contracts Funds, Inc.
Supplement dated February 28, 2020
to the Prospectus dated May 1, 2019
(as previously supplemented)

(Not all Accounts are offered in all variable annuity and variable life contracts.)

This supplement updates information currently in the Statutory Prospectus. Please retain this supplement for future reference.

SUMMARY FOR DIVERSIFIED BALANCED VOLATILITY CONTROL ACCOUNT
Effective March 3, 2020, in the Investment Advisor and Portfolio Managers section, remove Mark R. Nebelung from the list of portfolio managers.

SUMMARY FOR DIVERSIFIED GROWTH VOLATILITY CONTROL ACCOUNT
Effective March 3, 2020, in the Investment Advisor and Portfolio Managers section, remove Mark R. Nebelung from the list of portfolio managers.

MANAGEMENT OF THE FUND

Effective March 3, 2020, delete references to Mark R. Nebelung.